Exhibit 10.4

EXECUTION VERSION

LIMITED CONSENT AND AGREEMENT
This Limited Consent and Agreement (this “Agreement”) dated as of April 20, 2018 (the “Effective Date”), is among Jagged Peak Energy LLC, a Delaware limited liability company (the “Borrower”), Jagged Peak Energy Inc., a Delaware corporation (the “Guarantor”), Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) and as issuing lender (in such capacity, the “Issuing Lender”), the Lenders (as defined below), the Assignors (as defined below), and the Assignees (as defined below).
RECITALS
A.    Reference is made to that certain Amended and Restated Credit Agreement dated as of February 1, 2017 (as amended by that certain Amendment No. 1, Master Assignment and Agreement to Amended and Restated Credit Agreement dated as of October 26, 2017, that certain Amendment No. 2, Limited Waiver, Master Assignment and Agreement to Amended and Restated Credit Agreement dated as of March 21, 2018, and as further amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the Administrative Agent, the Issuing Lender and the financial institutions party thereto as lenders from time to time (the “Lenders”). Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.
B.     On or about the date hereof, the Borrower will incur or issue certain Specified Additional Debt up to a maximum principal amount of $500,000,000 as permitted by Section 6.1(o) of the Credit Agreement (the “Subject Debt Issuance”).
C.    The Credit Agreement provides that the Borrowing Base would be automatically reduced by an amount equal to the product of 0.25 multiplied by the stated principal amount of such Subject Debt Issuance pursuant to Section 2.2(h) of the Credit Agreement (the “Automatic Reduction Mechanic”).
D.     Notwithstanding the Automatic Reduction Mechanic, the Lenders have agreed, subject to the terms and conditions of this Agreement, to maintain the Borrowing Base at $540,000,000 following the Subject Debt Issuance, subject to the established Aggregate Elected Commitments (as set forth in Schedule I hereof) of $475,000,000.
THEREFORE, the parties hereto hereby agree as follows:
Section 1.Defined Terms; Other Definitional Provisions. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “including” means “including, without limitation,”. Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.
Section 2.    Limited Consent; Borrowing Base; Aggregate Elected Commitments; Waiver of Upfront Fees.
(a)    Solely in connection with the Subject Debt Issuance, the Lenders hereby consent to maintain the Borrowing Base at $540,000,000 notwithstanding the Automatic Reduction Mechanic, but subject to the established Aggregate Elected Commitments (as set forth in Schedule I hereof) of $475,000,000. Notwithstanding the advance notice requirement in Section 2.2(c)(i) of the Credit Agreement, the parties hereto hereby agree that the next Scheduled Redetermination of the Borrowing Base shall be a Quarterly Redetermination to occur on or about July 1, 2018, in accordance with Section 2.2(c)(iii) of the Credit Agreement.
(b)    The limited consent described in Section 2(a) is contingent upon the satisfaction of the conditions precedent set forth below in this Agreement and is limited to the Automatic Reduction Mechanic in connection with the Subject Debt Issuance only; provided that the limited consent provided in Section 2(a) will be null and void if the Subject Debt Issuance is not consummated by May 31, 2018; provided, further, that if the Subject Debt Issuance exceeds $500,000,000 (and such issuance otherwise complies with the Credit Agreement), the Borrowing Base will be reduced by an amount equal to the product of 0.25 multiplied by such excess. Such consent is limited to the extent described herein and shall not be construed to be a consent to any other (existing or future) non-compliance with, or a temporary or permanent waiver of, Section 2.2(h) of the Credit Agreement, or any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or in any of the other Credit Documents. The Administrative Agent and the Lenders reserve the right to exercise any rights and remedies available to them in connection with any other present or future Defaults or Events of Default with respect to the Credit Agreement or any other provision of any Credit Document. The Credit Parties acknowledge that any failure of the Administrative Agent or any Lender at any time or times hereafter to require strict performance by any Credit Party of any provision of the Credit Agreement and each other Credit Document shall not waive, affect or diminish any right of the Administrative Agent or any Lender to thereafter demand strict compliance therewith.
(c)    The parties hereto agree that Schedule I of the Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule I hereto.
(d)    Each Lender party hereto agrees to not charge any upfront fees or other increase-related fees in connection with increasing the established Aggregate Elected Commitments in an amount up to $65,000,000.
Section 3.    Representations and Warranties. Each Credit Party represents and warrants that, as of the date hereof: (a) the representations and warranties of such Credit Party contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the Effective Date as if made on and as of such date, except that any representation and warranty which by its terms is made as of a specified date is true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) only as of such specified date; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within such Credit Party’s powers and have been duly authorized by all necessary corporate, limited liability company, or partnership action; (d) this Agreement constitutes the legal, valid, and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity whether applied by a court of law or equity; (e) the execution, delivery and performance of this Agreement by such Credit Party do not require any authorization or approval or other action by, or any notice or filing with, any Governmental Authority other than those that have been obtained or provided and other than filings delivered hereunder to perfect Liens created under the Security Documents; and (f) the Liens under the Security Documents are valid and subsisting and secure the obligations under the Credit Documents.
Section 4.    Conditions to Effectiveness. This Agreement shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:
(a)    The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Agreement, duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantor, the Administrative Agent, and the Required Lenders.
(b)    The Borrower shall have paid to the Administrative Agent all reasonable out-of-pocket costs and expenses that have been invoiced and are payable pursuant to Section 10.1 of the Credit Agreement.
(c)    The Credit Parties shall have received any consents, licenses and approvals required in accordance with applicable law, or in accordance with any document, agreement, instrument or arrangement to which such Credit Party is a party, in connection with the execution, delivery, performance, validity and enforceability of this Agreement and the other Credit Documents.

(d)    No action, suit, investigation or other proceeding (including without limitation, the enactment or promulgation of a statute or rule) by or before any arbitrator or any Governmental Authority shall be threatened or pending and no preliminary or permanent injunction or order by a state or federal court shall have been entered (i) in connection with this Agreement, any other credit agreement, or any transaction contemplated hereby or thereby or (ii) which could reasonably be expected to result in a Material Adverse Change.
(e)    The Administrative Agent shall have received such other documents, governmental certificates, agreements, and lien searches as the Administrative Agent or any Lender may reasonably request.
(f)    The Subject Debt Issuance shall have been, or will substantially contemporaneously with this Agreement be, consummated.
Section 5.    Acknowledgments and Agreements.
(a)    Each Credit Party acknowledges that on the date hereof all outstanding Secured Obligations are payable in accordance with their terms and each Credit Party waives any set-off, counterclaim, recoupment, defense, or other right, in each case, existing on the date hereof, with respect to such Secured Obligations. Each party hereto does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and each Credit Party acknowledges and agrees that its respective liabilities and obligations under the Credit Agreement, as amended herby, and the other Credit Documents are not impaired in any respect by this Agreement.
(b)    The Administrative Agent, the Issuing Lender, and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Credit Documents. Nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Credit Documents, (ii) any of the agreements, terms or conditions contained in any of the Credit Documents (other than those specifically described in Section 2(a) hereof), (iii) any rights or remedies of the Administrative Agent, the Issuing Lender, or any Lender with respect to the Credit Documents, or (iv) the rights of the Administrative Agent, the Issuing Lender, or any Lender to collect the full amounts owing to them under the Credit Documents.
(c)    This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.
Section 6.    Reaffirmation of the Guaranty. The Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that the Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all the Guaranteed Obligations (as defined in the Guaranty), and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by the Guarantor under the Guaranty, in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Credit Documents.
Section 7.    Reaffirmation of Liens. Each Credit Party (a) reaffirms the terms of and its obligations (and the security interests granted by it) under each Security Document to which it is a party, and agrees that each such Security Document will continue in full force and effect to secure the Secured Obligations as the same may be amended, supplemented, or otherwise modified from time to time, and (b) acknowledges, represents, warrants and agrees that the Liens and security interests granted by it pursuant to the Security Documents are valid, enforceable and subsisting and create an Acceptable Security Interest to secure the Secured Obligations.
Section 8.    Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 9.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.
Section 10.    Severability. In case one or more of the provisions of this Agreement shall for any reason be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein or in the other Credit Documents shall not be affected or impaired thereby.
Section 11.    Governing Law. This Agreement shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).
Section 12.    Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT, THE NOTES, AND THE OTHER CREDIT DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
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EXECUTED to be effective as of the date first above written.

BORROWER:

JAGGED PEAK ENERGY LLC

By:	/s/ CHRISTOPHER HUMBER
Name:	Christopher Humber
Title:	Executive Vice President, General Counsel and Secretary

GUARANTOR:

JAGGED PEAK ENERGY INC.

By:	/s/ CHRISTOPHER HUMBER
Name:	Christopher Humber
Title:	Executive Vice President, General Counsel and Secretary

Signature Page to Limited Consent and Agreement

ADMINSTRATIVE AGENT/ISSUING
LENDER/LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender, and a Lender

By:	/s/ ZACHARY KRAMER
Name:	Zachary Kramer
Title:	Vice President

Signature Page Limited Consent and Agreement

LENDERS:

FIFTH THIRD BANK, as a Lender

By:	/s/ JONATHAN H. LEE
Name:	Jonathan H. Lee
Title:	Director

Signature Page Limited Consent and Agreement

ABN AMRO CAPTIAL USA LLC, as a Lender

By:	/s/ DARRELL HOLLEY
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ MICHAELA BRAUN
Name:	Michaela Braun
Title:	Director

Signature Page Limited Consent and Agreement

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ DAVID M. BORNSTEIN
Name:	David M. Bornstein
Title:	Senior Vice President

Signature Page Limited Consent and Agreement

CITIBANK, N.A., as a Lender

By:	/s/ EAMON BAQUI
Name:	Eamon Baqui
Title:	Vice President

Signature Page to Limited Consent and Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ ROBERT KEEPERS
Name:	Robert Keepers
Title:	Authorized Signatory

Signature Page to Limited Consent and Agreement

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ MEGHAN SULLIVAN
Name:	Meghan Sullivan
Title:	Authorized Signatory

Signature Page to Limited Consent and Agreement

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ HOUSSEM DALY
Name:	Houssem Daly
Title:	Associate Director

By:	/s/ DARLENE ARIAS
Name:	Darlene Arias
Title:	Director

Signature Page to Limited Consent and Agreement

BMO HARRIS BANK N.A., as a Lender

By:	/s/ MELISSA GUZMANN
Name:	Melissa Guzmann
Title:	Director

Signature Page to Limited Consent and Agreement

ROYAL BANK OF CANADA, as a Lender

By:	/s/ KRISTAN SPIVEY
Name:	Kristen Spivey
Title:	Authorized Signatory

Signature Page to Limited Consent and Agreement

COMERICA BANK, as a Lender

By:	/s/ CASSANDRA M. LUCAS
Name:	Cassandra M. Lucas
Title:	Portfolio Manager

Signature Page to Limited Consent and Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ MARGUERITE SUTTON
Name:	Marguerite Sutton
Title:	Vice President

By:	/s/ ALICIA SCHUG
Name:	Alicia Schug
Title:	Vice President

Signature Page to Limited Consent and Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ JOHN C. LOZANO
Name:	John C. Lozano
Title:	Senior Vice President

Signature Page to Limited Consent and Agreement

BOKF, NA, as a Lender

By:	/s/ SONJA BORODKO
Name:	Sonja Borodko
Title:	Senior Vice President

Signature Page to Limited Consent and Agreement

SCHEDULE I
Commitments, Contact Information

ADMINISTRATIVE AGENT / ISSUING LENDER
Wells Fargo Bank, National Association	Address:	1700 Lincoln St., 6th Floor
Denver, CO 80203
	Attn:	Oleg Kogan
	Telephone:	303-863-5367
	Facsimile:	303-863-5196
	Email:	Oleg.Kogan@wellsfargo.com
CREDIT PARTIES
Borrow/Guarantors	Address:	1401 Lawrence Street
Suite 1800
Denver, CO 80202
	Attn:	Bob Howard
	Telephone:	720-215-3660
	Facsimile:	720-215-3690
	Email:	bhoward@jaggedpeakenergy.com

Lender	Commitment	Elected Commitment	Pro Rata Share
Wells Fargo Bank, National Association	$173,611,111.11	$54,976,851.85	11.57407407%
Fifth Third Bank	$145,833,333.33	$46,180,555.56	9.72222222%
ABN AMRO Capital USA LLC	$145,833,333.33	$46,180,555.56	9.72222222%
Citibank, N.A.	$145,833,333.33	$46,180,555.56	9.72222222%
JPMorgan Chase Bank, N.A.	$145,833,333.33	$46,180,555.56	9.72222222%
KeyBank National Association	$145,833,333.33	$46,180,555.56	9.72222222%
Goldman Sachs Bank USA	$97,222,222.22	$30,787,037.03	6.48148148%
UBS AG, Stamford Branch	$97,222,222.22	$30,787,037.03	6.48148148%
First Tennessee Bank National Association	$83,333,333.33	$26,388,888.89	5.55555556%
BMO Harris Bank N.A.	$55,555,555.56	$17,592,592.59	3.70370370%
Royal Bank of Canada	$55,555,555.56	$17,592,592.59	3.70370370%
Deutsche Bank AG New York Branch	$55,555,555.56	$17,592,592.59	3.70370370%
Comerica Bank	$55,555,555.56	$17,592,592.59	3.70370370%
U.S. Bank National Association	$55,555,555.56	$17,592,592.59	3.70370370%
BOKF, NA	$41,666,666.67	$13,194,444.45	2.77777778%
Total:	$1,500,000,000.00	$475,000,000.00	100%

Schedule I